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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 15, 2008

                            IVIVI TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


         New Jersey                                        22-2956711
         ----------                                        ----------
(State Or Other Jurisdiction Of                (IRS Employer Identification No.)
       Incorporation)

                                    001-33088
                                    ---------
                            (Commission File Number)

                   135 Chestnut Ridge Road, Montvale, NJ 07645
                   -------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (201) 476-9600
                                 --------------
                          Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 8.01.        OTHER EVENTS.

         On October 15, 2008, Ivivi Technologies, Inc. (the "Company") repurchased (the "Repurchase") an aggregate of 650,000 shares (collectively, the "Shares") of common stock, without par value, of the Company (the "Common Stock"), from The Pinnacle Fund, L.P. (the "Seller") for an aggregate purchase price of $97,500, or $0.15 per share. The Shares represented 6% of the Company's outstanding shares of Common Stock. The Shares were a portion of the 1,000,000 shares of Common Stock that the Company sold to the Seller for an aggregate price of $5,000,000, or $5.00 per share, in reliance on exemptions provided by Regulation D and Section 4(2) of the Securities Act of 1933, as amended, on October 18, 2007. The Seller has represented to the Company, that after this transaction, the Seller no longer holds any of the 1,000,000 shares of Common Stock previously purchased from the Company. The Repurchase was funded from the Company's working capital. The Shares repurchased will be recorded by the Company as shares held in treasury. As a result of the Repurchase, the Company had 10,116,930 shares of Common Stock outstanding as of October 15, 2008.

         A copy of the press release announcing the Repurchase is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

Forward Looking Statements
--------------------------

         This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as "may," "will," "should," "plan," "expect," "anticipate," "estimate" and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management's judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under "Risk Factors" contained in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

                     (d)   Exhibits

                           Exhibit 99.1 - Press release, dated October 16, 2008.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                IVIVI TECHNOLOGIES, INC.


                                By: /s/ Steven M. Gluckstern
                                    --------------------------------------------
                                    Name: Steven M. Gluckstern
                                    Title: President and Chief Executive Officer


Date: October 16, 2008



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